EXHIBIT 1
Joint Filing Agreement

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, the persons or entities named below agree to the joint filing on behalf of each of them of this Schedule 13D with respect to the securities of the Issuer and further agree that this joint filing agreement be included as an exhibit to this Schedule 13D.  In evidence thereof, the undersigned hereby execute this Agreement as of January 3, 2014.

MCGRAW-HILL GLOBAL EDUCATION INTERMEDIATE HOLDINGS, LLC

By:	/s/ David Stafford
David Stafford
Senior Vice President and General Counsel

MHE US HOLDINGS, LLC

By:	/s/ David Stafford
David Stafford
Senior Vice President and General Counsel

MHE ACQUISITION, LLC

By:	/s/ David Stafford
David Stafford
Senior Vice President and General Counsel

GEORGIA HOLDINGS, INC.

By:	/s/ David Stafford
David Stafford
Senior Vice President and General Counsel

APOLLO CO-INVESTORS (MHE), L.P.

By:	Apollo Management (MHE), LLC its investment manager

	By:	Apollo Management VII, L.P. its member-manager

		By:	AIF VII Management, LLC its general partner

			By:	/s/ Laurie D. Medley
Laurie D. Medley Vice President

APOLLO MANAGEMENT (MHE), LLC

By:	Apollo Management VII, L.P. its member-manager

	By:	AIF VII Management, LLC its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley Vice President

AP GEORGIA HOLDINGS, L.P.

By:	AP Georgia Holdings GP, LLC its general partner

	By:	Apollo Management VII, L.P. its manager

		By:	AIF VII Management, LLC its general partner

			By:	/s/ Laurie D. Medley
Laurie D. Medley Vice President

AP GEORGIA HOLDINGS GP, LLC

By:	Apollo Management VII, L.P. its manager

	By:	AIF VII Management, LLC its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley Vice President

APOLLO MANAGEMENT VII, L.P.

By:	AIF VII Management, LLC its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley Vice President

AIF VII MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley Vice President